                            SUBSCRIPTION AGREEMENT

      SUBSCRIPTION AGREEMENT, dated as of ____________, by and between International Sports Wagering Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), and _____________, having an address at _________________________________________________ (the "Subscriber").

                             W I T N E S S E T H:

      WHEREAS, the Subscriber wishes to purchase shares of the Corporation's common stock, par value $.001 per share (the "Common Stock") on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises, and the mutual representations, warranties, covenants, and agreements contained herein, the parties hereby agree as follows:

      1. Subscription for Shares. The Subscriber hereby subscribes for ______ shares (the "Shares") of Common Stock for an aggregate purchase price of ____________ dollars ($________). Such consideration shall be paid in cash or by bank, certified or personal check payable to the Corporation upon the Closing on the Closing Date. Such subscription is hereby accepted and agreed to by the Corporation.

      2. Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of the Corporation, 32 Heights Road, Wayne, NJ 07470, or at such other place as the Corporation shall designate, on the date (the "Closing Date") a counterpart duly executed by the Subscriber of this

Agreement together with the purchase price for the Shares, are delivered to the Corporation. Upon payment of the purchase price for the Shares by the Subscriber, the Corporation shall deliver to the Subscriber one or more certificates representing the Shares purchased pursuant to this Agreement.

      3. Ratification by the Corporation. The Board of Directors of the Corporation has adopted appropriate resolutions authorizing the Corporation to enter into this Agreement and undertaking to fulfill all of the terms of this Agreement.

      4. Legend on Share Certificates. All certificates representing shares of Common Stock now or hereafter issued by the Corporation to the Subscriber or to any of his permitted assignees or designees shall be subject to this Agreement and shall bear the following legends:

            "The shares evidenced by this certificate or any certificate issued in exchange or transfer therefor are and will be subject to, and may not be transferred except in accordance with, the terms of a certain Stockholders Agreement, dated as of May 25, 1995 (as the same may be subsequently amended, modified, restated or supplemented), by and among certain stockholders of the Corporation and the Corporation, which agreement provides, among other things, for restrictions on the sale, transfer and disposition of the shares of the Corporation, an executed copy of which agreement is on file at the principal office of the Corporation."

            "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may be offered and sold only if so registered or if the Corporation has been furnished with an opinion of counsel, reasonably satisfactory to the Corporation, to the effect that an exemption from such registration is available to the holder of the shares."

      5. Representations and Warranties with Respect to the Subscriber. Recognizing that the Corporation will be relying on the information and on the representations and warranties set forth herein, the Subscriber hereby acknowledges, represents and warrants to the Corporation as follows:

            (a) The Subscriber is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), a copy of which is annexed hereto as EXHIBIT A.

            (b) In deciding whether to acquire shares of Common Stock, the Subscriber has relied exclusively upon consultations with the Subscriber's legal, financial and tax advisers with respect to this Agreement and the nature of the investment and has not relied upon any offering memoranda or other similar instruments prepared by the Corporation, any officer, director or stockholder of the Corporation, or any third party.

            (c) The shares of Common Stock are being acquired by the Subscriber solely for the Subscriber's own account, for investment, with no present intention of making a distribution thereof within the meaning of the Securities Act. The shares of Common Stock will not be sold or transferred by the Subscriber in violation of the Securities Act or any state or other jurisdiction's securities laws, and the financial condition of the Subscriber is such that this investment can be made on a long-term basis. The Subscriber is aware that the shares of Common Stock to be acquired hereby have not been registered under the Securi-ties Act or any state or other jurisdiction's securities laws, that the shares of Common Stock to be acquired hereby must be held indefinitely unless subsequently registered or an exemption from such registration is available and that the Corporation is under no obligation to register such shares of Common Stock under the Securities Act or any state or other jurisdiction's securities laws. The Subscriber is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not currently available; and that the Corporation has not undertaken to take or refrain from taking any action in order to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of such shares of Common Stock. The Subscriber further acknowledges that there is currently no market for the purchase and sale of such shares of Common Stock and there is no assurance that such market will develop.

            (d) The Subscriber confirms that the Corporation has made available to the Subscriber, or to the representatives of the Subscriber, the opportunity to ask questions and to acquire such additional information about the business and financial condition of the Corporation as the Subscriber has requested.

            (e) The Subscriber understands and appreciates all risk factors related to the purchase of the Common Stock, and its knowledge and experience, and/or that of its authorized representatives, in financial and business matters is such that it is, and/or its authorized representatives are, capable of evaluating the business condition, financial or otherwise, of the Corporation. The Subscriber should recognize that the purchase of the Common Stock involves a high degree of risk in that (i) the Corporation is in the development stage and has had only limited operations, no revenue and may require substantial funds in addition to the proceeds of this private placement, (ii) an investment in the Corporation is highly speculative and only persons who can afford the loss of their entire investment should consider investing in the Common Stock, (iii) the Subscriber may not be able to liquidate his investment, and (iv) transferability of the Common Stock is extremely limited. The Subscriber acknowledges that it has been advised by the Corporation, among other things, as follows:

            (1) Development Stage Company; Early Stage of Product Development; No Assurance of Success; No Commercial Operations. The Corporation is in the development stage and has not commenced any commercial operations to date. The Investor should be aware of the problems, delays, expenses and difficulties encountered by an enterprise in the Corporation's stage of development, many of which may be beyond the Corporation's control. These include, but are not limited to, unanticipated problems relating to prototype development, software design and development, testing, regulatory compliance, system assembly, the competitive and regulatory environment in which the Corporation plans to operate, marketing problems and additional costs and expenses that may exceed current estimates. There can be no assurance that the software necessary for the Corporation's proposed system can be successfully developed or, if developed, will operate successfully in a live wagering environment, nor can there by any assurance that the Corporation's system will have acceptances by casinos in the U.S., wagering establishments outside of the U.S. or their respective patrons. There can be no assurance that the Corporation's products will perform their intended function, meet applicable regulatory standards, be capable of construction at reasonable costs and on a timely basis, prove to be commercially viable or be successfully marketed or attract the required additional financing.

            (2) Expectation of Substantial Future Losses. During the current fiscal year and thereafter, the Corporation will conduct significant additional research, development and testing activities which, together with other general and administrative expenses, are expected to result in significant operating losses which will continue for the foreseeable future. There can be no assurance that the Corporation will ever achieve significant revenues or profitable operations.

            (3) Need For Substantial Additional Financing to Develop Commercial Operations; Dilution; No Assurance Of Additional Financing. Substantial additional funds will be required to finance any additional research and development activities or to make any additional progress in the development of the Corporation's products. If additional funds are raised by issuing equity securities, dilution to stockholders of the Corporation will result. There can be no assurance that the Corporation will be able to obtain such financing or that such financing, if available, will be on acceptable terms to enable it to complete development of or commercialize the Corporation's products.

            (4) Competition and Rapid Technological Change. Large, well-capitalized companies may be developing products that are or may be competitive with the Corporation's products. Competition is intense and increasing among providers of wagering and gaming equipment, both hardware and software, and the Corporation believes that new competitors will emerge in the future. Many of the Corporation's competitors or potential competitors may have patented products that may compete with the Corporation's technology and such competitors have significantly greater financial, technological, manufacturing, marketing, operating and other resources than the Corporation. In addition, certain of the Corporation's potential competitors, including large providers of wagering, gaming and computer equipment, may have technological capabilities that would allow them to develop new or alternative systems rather than utilize the Corporation's products. The wagering and gaming equipment industry is subject to rapid change and is characterized by constant technological innovation. There can be no assurance that future technological advances will not result in improved products or services that could adversely affect the Corporation's business or that the Corporation will be able to develop and introduce competitive uses for its products and to bring such uses to market in a timely manner.

            (5) Uncertain Protection of Patents and Proprietary Rights; No Assurance of Enforceability or Significant Competitive Advantage. The Corporation considers patent protection of its technology to be important to its business prospects. The Corporation has filed one (1) United States patent application relating to its systems technology, which is currently pending before the United States Patent and Trademark Office (the "Office") and corresponding applications in certain foreign countries. The Corporation has received an initial Office action denying the claims of the patent, to which the Corporation has responded. Although management believes that a patent containing the most important of the claims asserted in the pending patent application will be granted, no assurance of that can be given. In addition, no assurance can be given that if any patents issue, they will provide the Corporation with significant competitive advantages or that challenges will not be instituted against the validity or enforceability of any patent owned by the Corporation or, if instituted, that such challenges will not be successful. Furthermore, there can be no assurance that others will not independently develop similar or more advanced technologies or design around aspects of the Corporation's technology which may be patented or duplicate the Corporation's trade secrets. In some cases, the Corporation may rely on trade secrets to protect its innovations. There can be no assurance that trade secrets will be established, or that secrecy obligations will be honored or that others will not independently develop similar or superior technology.

            (6) Dependence Upon President and Principal Stockholder. The Corporation is dependent significantly on the services of Barry Mindes, its President and principal stockholder (the "Principal Stockholder"). Loss of the services of the Principal Stockholder could have a material adverse effect on the Corporation's business.

            (7) Continued Control by Management and Principal Stockholder. Following the purchase of the Shares by the Subscriber and the issuance of certain additional shares of Common Stock and options to other investors and certain key employees, the Principal Stockholder will beneficially own or control, in the aggregate, a majority of the issued and outstanding Common Stock. Accordingly, the Principal Stockholder will, subject to agreements entered into with other stockholders relating to the election of directors, continue to be able to elect at least a majority of the Corporation's Board of Directors and to direct the Corporation's affairs.

            (8) Absence of Public Market and No Obligation to Effect Registration. There is and has been no public market for the Common Stock. The Common Stock has not been registered under the Securities Act of 1933, as amended, nor any state securities laws, and the Company has no present plans and is under no obligation to effect any such registration although under certain circumstances certain stockholders have the right to demand registration. There can be no assurance that an active trading market for the Common Stock will develop at any time hereafter or, if developed, that such a market will be sustained.

            (9) No Dividends Anticipated. The Corporation has never paid any cash dividends on the Common Stock. The Corporation anticipates that in the future, any earnings will be retained for use in the business or for other corporate purposes, and it is not anticipated that cash dividends in respect of the Common Stock will be paid.

            (10) Market Size. At the current time the market for the Corporation's products in the US is limited to casinos in the State of Nevada. No assurance can be given that new markets will develop or that legislation permitting sports wagering in other states within the U.S. will be adopted. In addition, while sports wagering exists outside of the U.S., no assurance can be given that the Corporation's products would be accepted in such foreign markets or that compliance with any regulatory conditions imposed by foreign jurisdictions will be achieved.

            (11) Regulatory Environment. The Corporation, its principal stockholders, directors, officers and key employees may be required to be licensed in the State of Nevada and in any other jurisdiction in which the Corporation's products or services are sold, provided or intended to be sold or provided. Although the Corporation is not aware of any factor in the background of any of these individuals which would prevent licensing, no assurance can be given that licenses will be granted. The Corporation's equipment and software may also have to be licensed by the State of Nevada and any other jurisdiction in which the Company's products or services are sold or provided or intended to be sold or provided. No assurance can be given that such licenses will be granted.

            (12) Reliance on Subscribers Own Advisors. Subscribers are not to construe this document as offering any investment advice. Subscribers should consult their own legal counsel, accountant and other professional advisors as to financial, legal, tax and related matters concerning their investment.

            (f) The Subscriber acknowledges that the Corporation and/or the Principal Stockholder may have entered into agreements or understandings with other stockholders or subscribers to stock of the Corporation on terms different from those set forth herein.

      6. Representations and Warranties with Respect to the Corporation. Recognizing that the Subscriber will be relying on the information and on the representations and warranties set forth herein, the Corporation hereby acknowledges, represents and warrants to the Subscriber as follows:

            (a) The Corporation is a corporation validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The Corporation's authorized capital stock consists of 2,500,000 shares of Common Stock, $.001 par value more than a majority of which are held by the Principal Stockholder and 500,000 shares of Preferred Stock, $.001 par value, none of which are outstanding. The Corporation has entered into subscription and other agreements with third parties pursuant to which additional shares of Common Stock may be issued to such parties on terms different from those applicable to the Subscriber.

            (b) The Corporation has full power and authority (corporate or otherwise) to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement will not result in (i) the breach of or default under, with or without the giving of notice or passage of time, or both, its Certificate of Incorporation, By-Laws, any mortgage, indenture, contract, agreement or other arrangement to which it is a party or by which it or its properties may be bound, (ii) the violation of any law, statute, rule, decree, order, judgment or regulation binding upon it, or (iii) (except as contemplated by this Agreement) the creation or imposition of any lien or encumbrance on any of its properties or assets.

            (c) This Agreement and all transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Corporation and constitute a legal, valid and binding obligation of the Corporation enforceable against it in accordance with its terms.

            (d) The Shares, when paid for by and issued to the Subscriber in accordance with the terms of this Agreement will be duly authorized, issued and fully paid and non-assessable.

            (e) The Corporation owns of record the patent applications listed on EXHIBIT B annexed hereto; provided, however, that the Corporation makes no representation or warranty with respect to the patentability of any invention claimed on such EXHIBIT B or the validity or enforceability of any patent that may be issued to the Corporation.

      7. Notices. All notices, offers and acceptances ("Notices") hereunder shall be in writing, signed by the party giving or making the same, and shall be delivered personally or sent by internationally recognized courier service or by telex or facsimile transmission to each party entitled to receive the same, at such party's last known address on the books of the Corporation, unless such party shall have previously notified in writing the party sending such Notice of a change of address, in which case it shall be sent to the new address. A copy of each such Notice shall also be sent in similar fashion to Rubin Baum Levin Constant & Friedman, 30 Rockefeller Plaza, 29th Floor, New York, New York 10112, Attention: Richard M. Hoffman, Esq. All Notices shall be deemed given when delivered, sent or transmitted in accordance herewith.

      8. Miscellaneous.

            (a) This Agreement contains the entire understanding of the parties hereto concerning the subject matter hereof and supersedes any and all prior agreements made by the parties with respect thereto and may not be amended, terminated or discharged, except by an instrument in writing, signed by the party to be charged.

            (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legatees, distributees, executors, administrators, successors and permitted assigns.

            (c) Each of the parties agrees to execute and deliver any and all documents or other instruments and shall do or cause to be done all such acts or things as may reasonably be necessary or proper to carry out the purposes of this Agreement.

            (d) This Agreement may be executed in counterparts, each of which shall be deemed an original, but which shall together constitute a single instrument.

            (e) The parties hereto irrevocably consent that any suit, legal action or proceeding with respect to any of the rights or obligations arising directly or indirectly under or relating to this Agreement may be brought in any New York State or United States Federal court located in the Borough of Manhattan, City and State of New York, and by execution and delivery of this Agreement each party hereby irrevocably submits to and accepts with regard to any such suit, legal action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party irrevocably consents to the service of process in any such suit, legal action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to it at its address set forth herein. The foregoing shall not limit the right of any party to serve process in any other manner permitted by law. Each party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, legal action or proceeding arising directly or indirectly under or relating to this Agreement in any court located in the Borough of Manhattan, City and State of New York and hereby further irrevocably waives any claim that a court located in the Borough of Manhattan, City and State of New York is not a convenient forum for any such suit, legal action or proceeding. Each party hereby (i) irrevocably waives any right it may have under the laws of any jurisdiction to commence by publication any suit, legal action or proceeding with respect to this Agreement, and (ii) irrevocably agrees that any suit, legal action or proceeding commenced by it with respect to any rights or obligations arising directly or indirectly under or relating to this Agreement shall be brought exclusively in any New York State or United States Federal court located in the Borough of Manhattan, City and State of New York.

            (f) This Agreement shall be governed by the laws of the State of New York applicable to contracts made and wholly performed within that State.

            (g) All captions and headings contained in this Agreement are for the convenience of the parties only and shall not affect the interpretation or construction of this Agreement.

      IN WITNESS WHEREOF, the parties have signed and sealed this Agreement.


                                INTERNATIONAL SPORTS WAGERING INC.


                                By:
                                   ---------------------------------------------
                                      Barry Mindes, Chairman of the
                                      Board, Chief Executive Officer
                                      and President


                                ------------------------------------------------
                                                   Subscriber
                                                   (signature)


                                ------------------------------------------------
                                                   Subscriber
                                              (print or type name)

                                   EXHIBIT A

     Reg. ss.230.501 (Rule 501) Definitions and Terms Used in Regulation D.

      Reg. ss.230.501. As used in Regulation D (ss.ss.230.501-230.508), the following terms shall have the meaning indicated:

      (a) Accredited investor. "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

            (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

            (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

            (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

            (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

            (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

            (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

            (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

            (8) Any entity in which all of the equity owners are accredited investors.

                                   EXHIBIT B

                        Patents and Patent Applications

================================================================================
                                    Patents
--------------------------------------------------------------------------------
   Inventor         Date Issued         Title      Patent Number      Country
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Patent Applications
--------------------------------------------------------------------------------
   Inventor         Date Filed          Title       Application       Country
                                                   Serial Number
================================================================================
Barry Mindes    February 28, 1994                    28/203213         U.S.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================


Note: The Corporation received an office action from the U.S. Patent and Trademark Office dated August 17, 1994 denying the claims of the patent, to which the Corporation has responded.